Exhibit 99.2

Acquisition of Flora and Canal Rural Market Presentation | November 2026

Disclaimer This presentation is being made in respect of JBS N.V. and its subsidiaries (collectively, the "JBS Group"). Forward-Looking Statements This presentation contains certain statements, including estimates, projections, statements relating to business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, that are "forward-looking statements," as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the words "anticipate," "believe," "estimate," "expect," "future," "intend," "may," "opportunity," "outlook," "plan," "project," "should," "strategy," "will," "would," "will be," "will continue," "will likely result" and similar expressions. These statements are based on the current expectations of the management of the JBS Group and are subject to uncertainty and to changes in circumstances. In addition, these statements are based on a number of assumptions that are subject to change. This presentation also contains estimates and other information concerning the industry in which the JBS Group operates, that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. Many factors could cause actual results to differ materially from these forward-looking statements including unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management and expansion and growth of the JBS Group's operations. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the JBS Group's consolidated financial condition, results of operations or liquidity. Forward-looking statements included herein are made as of the date hereof, and the JBS Group undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. The non-GAAP financial measures contained in this presentation are not measures of financial performance calculated in accordance with any GAAP or International Financial Reporting Standards ("IFRS") and should not be considered as replacements or alternatives to net income or loss, cash flow from operations or other measures of operating performance or liquidity. We also adopt non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with IFRS, as issued by the International Accounting Standards Board or considered replacements or alternatives to net income or loss, cash flow from operations or other IFRS measures of operating performance or liquidity. These non-accounting measures are used by market participants for comparative analysis, albeit with certain limitations, of the results of businesses in the sector and as indicators of the JBS Group's capacity to generate cash flow. 2

Flora and Canal Rural at a Glance

JBS

Flora | Home and Personal Care

- **Established Consumer Products Platform**: Over 45 years of history, with a diversified portfolio of leading Brazilian brands across beauty, personal care, and household products
- **Scale and Market Leadership**: Ranking among Brazil's top-5 players in bath products and laundry care; top-3 in home insecticides[1]
- **Strategic Growth Platform**: Combines established consumer brands with JBS's expertise in functional ingredients and collagen, unlocking opportunities in higher-value categories across nutrition, health, and beauty

Highlights[3]

5	7	860+
Plants	Distribution Centers	Active SKUs (2Q26)

Net Revenue		Adj. EBITDA	
US$531mm	US$673mm	US$45mm	US$77mm
R$2,910mm	R$3,685mm	R$249mm	R$422mm
3Q26LTM	2027E[5]	3Q26LTM[4]	2027E[5]
		8.5% Margin	11.5% Margin

Key Brands

Home Care	Skin Care	Hair Care	Insecticides
Minuano, ASSIM, BRISA	francis, Albany, phyto parfums	OX, Kolene, neutrox, Karina	MAT INSET

Canal Rural | Agribusiness Media

- **Market Leadership:** Brazil's leading agribusiness media platform, with a 30-year track record and operations across television, digital media, events and auctions
- **Scale and Reach:** Approximately 3x the reach of the second-largest channel and over 50% of televised auctions in Brazil[2]
- **Strategic Fit with JBS:** Platform to strengthen relationships with direct and indirect suppliers, support traceability initiatives and broaden engagement across the agribusiness sector

Highlights[3]

~1,100	~29mm	~1bn
Auctions Broadcast (2025)	Households Reached (2025)	Digital Views (2025)

Net Revenue 2026E	Adj. EBITDA 2026E
US$12mm	US$2mm
R$67mm	R$8mm
	12.4% Margin

Shows and Programs

TV and CTV	Digital and Auctions	Events	Financial News
Canal Rural, Canal do Criador, BR in TV	Lance Rural	Agro Agenda	bomdiaMercado BDM

Note: (1) Euromonitor International, retail value share (Bath and Shower: September 2025, 2024 shares; Home Care, Laundry Care and Home Insecticides: April 2026, 2025 shares); (2) ABMRA survey (9th edition, 2025); base: farmers who watch specialized agro TV; (3) Flora: 3Q26 LTM (FY2025 plus 9M26 less 9M25, per the consolidated financial statements); US$ figures converted at the spot PTAX (BCB selling rate) of November 4, 2026 (R$5.4778 / US$), with R$ figures in grey; (4) Adjusted EBITDA post-IFRS 16, excluding the US$11mm (R$63mm) civil lawsuit settlement; (5) Post-IFRS 16 standalone figures, built with management approved budget; 2027E net revenue +18.6% on higher volumes (+12.7%) and real price increases, with 2027E adjusted EBITDA already incorporating the operational improvement assumptions of Flora's business plan, including the normalization of raw material costs and of the one-offs that weigh on 2026

Sources: Company Information, Euromonitor International, ABMRA

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Transaction Overview

JBS to acquire 100% of Flora and Canal Rural from its controlling shareholder J&F

US$mm[3]	Flora	Canal Rural
Enterprise Value	**542** R$2,968	**11** R$61
(–) Net Debt Assumed[4]	(175) R$(957)	5 R$27
Equity Value	**367** R$2,011	**16** R$88
EV / EBITDA 2027E before Synergies[5]	7.0x	5.4x
Total Consideration for 100%	**383** R$2,099	

US$383mm in JBS shares (Class A)

31.4mm treasury shares (2.9% of share count), at US$12.20 (30-day VWAP)[6]

Flora EV / Adjusted EBITDA Bridge with 2027E Synergies (x)[7]



7.0x
1.2x
0.5x
0.5x
4.9x
EV / EBITDA 2027E before Synergies
CBS / IBS Synergies
ICMS Synergies
Cost Synergies
EV / Adjusted EBITDA 2027E with Synergies

Companies and Transaction Structure[1]



JBS Shareholders(2)
Post-deal | Pre-deal
Free Float
Other Minorities
J&F S.A.
30.37%
31.26%
18.06%
18.59%
51.57%
50.15%
100%
US$383mm in JBS shares to J&F
31.4mm treasury shares | R$2,099mm
100% of Flora and Canal Rural

Note: (1) Indicative structure, subject to definitive documentation and approvals; (2) Share of shares outstanding (ex-treasury) at September 30, 2026; J&F holds it through J&F Investments Luxembourg, with 85.7% of the voting power; (3) US$ figures converted at the spot PTAX (BCB selling rate) of November 4, 2026 (R$5.4778 / US$), with R$ figures in grey; (4) Flora: debt and lease liabilities less cash; Canal Rural: net cash and additional licenses; subject to price adjustment at October 31, 2026; (5) EBITDA post-IFRS 16, before synergies; (6) JBS N.V. Class A 30-day VWAP (volume-weighted, last 30 trading sessions to November 4, 2026; FactSet); share count of 1,071.9mm shares outstanding (ex-treasury) at September 30, 2026; (7) Adjusted EBITDA includes the estimated 2027E synergy effects (CBS / IBS and ICMS offset against JBS's tax credit balances, and cost synergies), with cash impact at JBS's consolidated level, to show an adjusted view with synergies
Source: Company Information

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Value Creation Avenues for JBS

(JBS)

Flora accelerates JBS's entry into higher-margin product lines and boosts innovation in personal care and wellness

Flora Home and Personal Care	Verticalized Tallow Chain	Pharma Channel Access	Shared Platform	Tax Efficiency	Brand Launch Capability
	Recurring demand for JBS's tallow, Flora's main raw material, and a **secured supply** for Flora	**Retail space JBS does not reach today**, starting with pharmacy shelves for Genu-in and wellness lines	**Procurement, trade marketing and agency ties**; finance, legal, HR and IT on **shared services**	Flora's **taxes on sales and income tax** offset against **JBS's tax credit balances**	Flora's skill in **launching and repositioning brands** takes JBS into **wellness and personal care**
Annual Spend / Opportunity[7]	**US$36mm[1]** Tallow bought from JBS in 8M26 | R$195mm	**48%[2]** of supplement purchases in Brazil are made in pharmacies	**US$33mm[3]** G&A and other expenses, 2025 | R$180mm	**US$156mm[4]** Taxes on sales, 2026E | R$852mm; **US$8.3mm[5]** Income tax, 2027E | R$46mm	**US$2.5bn[6]** Supplements market in Brazil by 2030E | R$13.8bn
Lever Type	Supply Chain	Revenue	Cost	Tax	Growth

The transaction could unlock +US$400mm in incremental synergies over the next 10 years

Note: Preliminary and indicative assessment of synergy avenues, subject to confirmatory work, definitive documentation and implementation; figures shown are the annual spend or opportunity base of each avenue, not synergy estimates; (1) Flora purchase records, Jan–Aug 2026; ~93% of tallow volume, from 10 JBS units; (2) IFEPEC, Pesquisa Nacional Suplementos Alimentares, 2026; (3) Flora 2025 audited financial statements: G&A (R$136mm) and other selling expenses (R$44mm); (4) Taxes on sales, returns and discounts, 2026E; (5) Flora's projected current income tax, 2027E; (6) Supplements market (US$1.4bn / R$7.6bn in 2025), growing ~13% a year; (7) US$ figures converted at the spot PTAX (BCB selling rate) of November 4, 2026 (R$5.4778 / US$), with R$ figures in grey

Sources: Company Information, BRASNUTRI, IFEPEC, Euromonitor International

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